  CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the  reference  to our firm under the captions
"Financial  Highlights"  and  "Independent  Auditors" and to
the use of our report  dated June 4, 2004  included  in this
Registration   Statement  (Form  N-1A  Nos.  333-105970  and
811-21369)  of  Oppenheimer  International  Value  Fund (the
sole fund constituting the Oppenheimer  International  Value
Trust).
..

ERNST & YOUNG LLP

New York, New York
June 22, 2004